                     CLASS A, CLASS B AND CLASS C SHARES OF

                             AIM GLOBAL TRENDS FUND

                        Supplement dated August 14, 2003
                       to the Prospectus dated May 1, 2003

The following information replaces in its entirety the information appearing under the heading "FUND MANAGEMENT -- PORTFOLIO MANAGERS" on page 5 of the
Prospectus:

"The advisor uses a team approach to investment management. The individual members of the team who are primarily responsible for the management of the fund's portfolio are

       o Derek S. Izuel (lead manager), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1997.

       o Eric Thaller, Portfolio Manager, who has been responsible for the fund since 2002, and has been associated with the advisor and/or its affiliates since 2001. Mr. Thaller joined AIM in March 2001. He was an associate for Trust Company of the West in 2000, and an associate for Northfield Information Services, Inc. in 1999. From 1994 to 1998 he worked as an equity analyst at Wilshire Associates.

More information on the fund's management team may be found on our website (http://www.aiminvestments.com)."

Effective August 18, 2003, the following replaces in its entirety the first sentence appearing under the heading "REDUCED SALES CHARGES AND SALES CHARGE EXCEPTIONS - REDUCED SALES CHARGES - RIGHTS OF ACCUMULATION" on page A-3 of the prospectus:

"You may combine your new purchases of Class A shares of an AIM Fund or an INVESCO Fund with AIM Fund and/or INVESCO Fund shares currently owned (Class A, B, C, K or R) for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases."

PURCHASING SHARES

Effective on or about August 18, 2003, the following information replaces in its entirety the information appearing under the heading "PURCHASING SHARES - MINIMUM INVESTMENTS PER AIM FUND ACCOUNT" on page A-3 of the Prospectus:

"There are no minimum investments with respect to Class R shares for AIM Fund accounts. The minimum investments with respect to Class A, A3, B and C shares for AIM Fund accounts are as follows:

                                                     INITIAL                           ADDITIONAL
TYPE OF ACCOUNT                                     INVESTMENTS                        INVESTMENTS
---------------                                     -----------                        -----------
Employer-Sponsored Retirement Plans            $   0 ($25 per AIM Fund                     $50
(includes section 401, 403 and 457 plans,            investment for salary
and SEP, SARSEP and SIMPLE IRA plans)                deferrals from Employer-
                                                     Sponsored Retirement
                                                     Plans)
Systematic Purchase Plan                          50                                        50
IRA, Roth IRA, or Coverdell ESA                  250                                        50
All other accounts                             1,000                                        50

The maximum amount for a single purchase order of AIM Opportunities I Fund is $250,000."

EXCHANGING SHARES

Effective October 1, 2003, exchangeability among like share classes of the AIM Funds and the INVESCO Funds will be permitted. The exchange policy will provide for the following types of exchanges:

              SHAREHOLDERS INVESTED IN THE FOLLOWING CLASSES OF THE
                                 INVESCO FUNDS:

o   Investor Class Shares

o   Class A Shares(1)

o   Class B Shares

o   Class C Shares

o   Institutional Class Shares

o   Class K Shares


                WILL BE OFFERED THE ABILITY TO EXCHANGE INTO THE
                       FOLLOWING CLASSES OF THE AIM FUNDS:

o   Class A Shares of Category I and II AIM Funds and AIM Tax-Exempt Cash Fund

o   Class A3 Shares of all AIM Funds

o   AIM Cash Reserve Shares of AIM Money Market Fund

o   Class B Shares of all AIM Funds, with the exception of AIM Floating Rate
    Fund

o   Class C Shares of all AIM Funds, with the exception of AIM Floating Rate
    Fund

o   Institutional Class Shares of all AIM Retail Funds

o   There is currently no like class of shares offered by the AIM Funds

 SHAREHOLDERS INVESTED IN THE FOLLOWING CLASSES OF THE AIM
                          FUNDS:

o Class A Shares of all AIM Funds, with the exception of Class A Shares of Category III Funds purchased at net asset value

o   Class A3 Shares of the AIM Funds

o   AIM Cash Reserve Shares of AIM Money Market Fund

o   Class B Shares of all AIM Funds

o   Class C Shares of all AIM Funds

o   Institutional Class Shares of all AIM Retail Funds

o   Class R Shares

                WILL BE OFFERED THE ABILITY TO EXCHANGE INTO THE
                     FOLLOWING CLASSES OF THE INVESCO FUNDS:

o   Class A Shares of all INVESCO Funds(2)

o   Class B Shares of all INVESCO Funds

o   Class C Shares of all INVESCO Funds

o   Institutional Class Shares of all INVESCO Funds

o   There is currently no like class of shares offered by the INVESCO Funds

REDEEMING SHARES

Effective on or about November 10, 2003, you may be charged a 2% redemption fee (on total redemption proceeds after applicable deferred sales charges) if you redeem, including redeeming by exchange, Class A or Investor Class shares of AIM Global Trends Fund (either by selling or exchanging to another AIM Fund or an INVESCO Fund) within 30 days of their purchase.

The redemption fee will be paid to the fund from which you are redeeming shares (including redemptions by exchange), and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the fund. The redemption fee is imposed to the extent that the number of fund

----------

(1) Class A Shares that are subject to a CDSC will not be exchangeable for shares of AIM Tax-Exempt Cash Fund or AIM Money Market Fund.

(2) The shareholder would be required to pay an initial sales charge when exchanging from a Fund with a lower initial sales charge than the one into which he or she was exchanging. Neither AIM Cash Reserve Shares of AIM Money Market Fund nor Class A Shares of AIM Tax-Exempt Cash Fund will be exchangeable for Class A Shares of an INVESCO Fund that are subject to a CDSC.

shares you redeem exceeds the number of fund shares that you have held for more than 30 days. In determining whether the minimum 30 day holding period has been met, only the period during which you have held shares of the fund from which you are redeeming is counted.

The 2% redemption fee will not be charged on transactions involving the following:

       1) a total or partial redemption of shares held through retirement plans maintained pursuant to Sections 401, 403, 408, 408A and 457 of the Internal Revenue Code (the "Code");

       2) a total or partial redemption of shares held through qualified tuition plans maintained pursuant to Section 529 of the Code;

       3) a total or partial redemption effectuated pursuant to a systematic redemption plan or an automatic rebalancing program in the Funds set up by A I M Fund Services, Inc.;

       4) a total or partial redemption requested within 30 days following the death or post-purchase disability of (i) any registered shareholder on an account or (ii) the settlor of a living trust which is the registered shareholder of an account, of shares held in the account at the time of death or initial determination of post-purchase disability; or

       5)   a redemption initiated by a Fund.

                             AIM GLOBAL TRENDS FUND

                     (SERIES PORTFOLIOS OF AIM SERIES TRUST)

                     Supplement dated August 14, 2003 to the
              Statement of Additional Information dated May 1, 2003
                          As Supplemented June 12, 2003


The Board of Trustees of AIM Series Trust (the "Trust") approved, on July 30, 2003, an Agreement and Plan of Reorganization (the "Plan"), which provides for the restructuring of AIM Global Trends Fund, the sole series portfolio of the Trust (the "Fund"), as a new series portfolio of AIM Growth Series ("AGS") and, in connection therewith, the sale of all of the Fund's assets and the termination of the Fund as a designated series of the Trust. AGS is an existing Delaware statutory trust.

The Plan provides for a series of transactions to convert the Fund to the corresponding series (the "New Fund") of AGS. Under the Plan, the Fund will transfer all its assets to a corresponding New Fund in exchange solely for voting shares of beneficial interest in the New Fund and the New Fund's assumption of all the Fund's liabilities (collectively, the "Restructuring"). The operations of the New Fund following the Restructuring will be substantially similar to those of the predecessor Fund. AGS, like the Trust, operates as an open-end management investment company.

The proposed Restructuring relates to an integration initiative announced on March 27, 2003, by AMVESCAP PLC ("AMVESCAP"), the parent company of both AIM and INVESCO, with respect to its North American mutual fund operations. AMVESCAP has recommended that certain series portfolios of funds within The AIM Family of Funds--Registered Trademark-- (the "AIM Funds") with few portfolios be restructured as new series of an existing Delaware statutory trust. This change should simplify the organizational structure and reduce the costs of the AIM Funds.

The proposed Restructuring of the Fund requires the approval of the Fund's shareholders and will be submitted to shareholders for their consideration at a meeting to be held on or around October 21, 2003. If approved by shareholders and certain closing conditions required by the Plan are satisfied, the proposed Restructuring is expected to be consummated shortly thereafter. If shareholders of the Fund do not approve the proposed Restructuring, the Fund will continue to operate as a series of the Trust.